SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 3, 2022

MERITOR, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-15983	38-3354643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2135 West Maple Road, Troy, Michigan		48084-7186
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(248) 435-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MTOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transaction period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On August 3, 2022, Meritor, Inc., an Indiana corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of February 21, 2022 (the “Merger Agreement”), by and among the Company, Cummins Inc., an Indiana corporation (“Parent”), Rose NewCo Inc., an Indiana corporation and a wholly owned subsidiary of Parent (“Merger Sub”). At the closing, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as the surviving corporation and as a wholly owned subsidiary of Parent.

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Concurrently with the closing of the Merger, on August 3, 2022, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), entered into that certain First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of September 22, 2017 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), between the Company and the Trustee, relating to the Company’s 3.25% Convertible Senior Notes due 2037 (the “Convertible Notes”).

As a result of the Merger, and pursuant to the Supplemental Indenture, the Convertible Notes are no longer convertible into shares of common stock of the Company. Instead, subject to the terms and conditions of the Indenture, the Convertible Notes will be convertible into an amount of cash based on the per share merger consideration payable pursuant to the Merger Agreement, pursuant to the “Reference Property” provisions in the Indenture. This Current Report on Form 8-K does not constitute an offer or solicitation with respect to any securities.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report is incorporated herein by reference.

Concurrently with the closing of the Merger, the Company terminated all commitments outstanding under the Fourth Amended and Restated Credit Agreement, dated as of June 7, 2019 (as amended by that certain Amendment No. 1, dated as of March 12, 2020, and that certain Amendment No. 2, dated as of June 26, 2020, the “Credit Agreement”), among the Company, ArvinMeritor Finance Ireland Unlimited Company, the lenders and other parties from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent. In connection with the termination of the Credit Agreement, on August 3, 2022, all outstanding loans and other amounts due under the Credit Agreement were repaid in full.

Concurrently with the closing of the Merger, the Company also terminated all commitments outstanding under the Receivables Purchase Agreement, dated as of June 18, 2012 (as amended through the Fourth Amendment, dated as of October 15, 2014 and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Securitization Facility”), by and among ArvinMeritor Receivables Corporation, the Company, the various conduit purchasers, related committed purchasers, LC participants and purchaser agents from to time party thereto and PNC Bank, National Association. In connection with the termination of the Securitization Facility, on August 3, 2022, all amounts owing thereunder were repaid in full and certain outstanding letters of credit and assets were transferred and assigned, respectively, to Parent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02 and 5.03 of this Current Report is incorporated herein by reference.

On August 3, 2022, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares of Common Stock (“Shares”) held by the Company as treasury stock or held by Parent or Merger Sub or held by a subsidiary of Parent (other than Merger Sub) or the Company (other than Shares held on behalf of third parties), was converted into the right to receive $36.50 in cash, without interest (the “Merger Consideration”).

At the Effective Time, restricted stock awards became fully vested and were treated as outstanding shares of Company Common Stock, and performance share units (“PSUs”) scheduled to vest on or before September 30, 2024 vested and were cancelled in exchange for the right to receive, on a per share basis, the Merger Consideration. Restricted stock units, and PSUs scheduled to vest after September 30, 2024, were converted into the right to receive, on a per share basis, cash equal to the Merger Consideration, without interest, with awards continuing to vest over the remaining service-vesting schedule (subject to accelerated vesting on a qualifying termination of employment). If a performance period in respect of any PSU was incomplete or performance was not determinable as of the Effective Time, the number of shares subject to such PSU was determined assuming applicable performance goals were satisfied at the target level of performance at the Effective Time.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 22, 2022, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On August 3, 2022, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that the NYSE suspend trading of the Common Stock on the NYSE and withdraw the Common Stock from listing on the NYSE prior to the opening of trading on August 3, 2022. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Common Stock from the NYSE and the deregistration of such Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Common Stock will no longer be listed on the NYSE.

In addition, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of the shares of Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, all directors of the Company prior to the Effective Time ceased to be directors of the Company effective as of the Effective Time. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company, effective as of the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time (the “Articles of Incorporation”). In addition, at the Effective Time, the Amended and Restated By-laws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the Bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1
Agreement and Plan of Merger, dated as of February 21, 2022, by and among Meritor, Inc., Cummins Inc. and Rose NewCo Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 22, 2022).*

3.1	Amended and Restated Certificate of Incorporation of Meritor, Inc.

3.2	Amended and Restated Bylaws of Meritor, Inc.

4.1	First Supplemental Indenture, dated August 3, 2022, between Meritor, Inc. and U.S. Bank Trust Company, National Association, as trustee

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

*The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2022

MERITOR, INC.

By:	/s/ Scott M. Confer
	Name:	Scott M. Confer
	Title:	Vice President and Interim General Counsel & Corporate Secretary